SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               June 24, 2001


                          HOMESTAKE MINING COMPANY
                         --------------------------
           (Exact name of registrant as specified in its charter)



          Delaware                   1-8736                 94-2934609
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)




        1600 Riviera Avenue, Suite 200, Walnut Creek, CA 94596-3568
            (Address of principal executive offices) (zip code)


                               (925) 817-1300
              ------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
          -------------------------------------------------------
       (Former name or former address, if changed since last report)




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Item 5. Other Events
--------------------

     On June 24, 2001, Barrick Gold Corporation ("Barrick"), Havana Acquisition Inc., a wholly owned subsidiary of Barrick ("Sub") , and Homestake Mining Company ("Homestake"), entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides, among other things, that Sub will merge with and into Homestake (the "Merger") and each outstanding share of common stock of Homestake will be converted into the right to receive 0.53 fully paid, nonassessable common shares of Barrick, subject to the terms and conditions of the Merger Agreement. The single issued and outstanding share of special voting stock of Homestake, through which the exchangeable shares of Homestake Canada Inc. vote with the Homestake common stock, will be converted into the right to receive one fully paid and nonassessable share of special voting stock of Barrick. The exchangeable shares of Homestake Canada Inc. ("HCI") will not otherwise be affected by the Merger Agreement and will remain outstanding at the consummation of the Merger.

     In connection with the Merger Agreement, Barrick, Sub and Homestake have entered into a Stockholders Agreement (the "Stockholders Agreement") with each of Jack Thompson (Chairman and Chief Executive Officer of Homestake), Walter Segsworth (President and Chief Operating Officer of Homestake), August von Finck (Homestake's largest stockholder) and certain other stockholders of Homestake pursuant to which Messrs. Thompson, Segsworth and von Finck and such other stockholders have agreed to support the transactions contemplated by the Merger Agreement.

     In connection with the Merger Agreement, on June 24, 2001, Homestake amended its Rights Agreement (the "Rights Agreement"), dated as of October 16, 1987, and as amended on October 15, 1997, and on December 3, 1998, between Homestake and Fleet National Bank N.A., as Rights Agent (the "Rights Agent"), in order to render the rights issued thereunder inapplicable to the Merger and to the other transactions contemplated by the Merger Agreement.

     In addition, in connection with the Merger Agreement, Homestake amended the Rights Agreement relating to the exchangeable shares of HCI dated as of December 3, 1998 (the "HCI Rights Agreement") among HCI, Homestake and Computershare Trust Company of Canada, as Rights Agent (the "HCI Rights Agent"), in order to render the rights issued thereunder inapplicable to the Merger and to the other transactions contemplated by the Merger Agreement.

     The press release issued by Homestake relating to the transaction is filed herewith as Exhibit 99.1.

     All references to the Merger Agreement are qualified in their entirety by the full text of such agreement.


Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

      Exhibit 99.1 Press Release


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



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOMESTAKE MINING COMPANY



Date:  June 26, 2001                   By:   /s/ Wayne Kirk
                                          -----------------------------------
                                           Name: Wayne Kirk
                                           Title: Vice President, General
                                                  Counsel and Corporate
                                                  Secretary


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



                               EXHIBIT INDEX

The following exhibits are filed herewith:


Exhibit No.       Description

Exhibit 99.1      Press Release


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